UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2024

SPHERE 3D CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-36532	98-1220792
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

895 Don Mills Road
Bldg. 2, Suite 900
 Toronto, Ontario, Canada M3C 1W3
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (647) 952 5049

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	ANY	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 15, 2024, Sphere 3D Corp. (the “Company”) entered into a new employment agreement with Patricia Trompeter, the Chief Executive Officer and a Director of the Company (the “New Employment Agreement”).

The New Employment Agreement is effective as of January 15, 2024 and replaces the employment agreement between Ms. Trompeter and the Company dated April 8, 2022.

Under the New Employment Agreement, the Company will pay Ms. Trompeter an annual base salary of $450,000. At the discretion of the Company's Board of Directors (the "Board"), Ms. Trompeter will be eligible to receive an annual discretionary bonus up to 150% of her base salary and additional restricted stock units based upon the achievement of certain performance and financial thresholds to be determined by the Board.

Under the New Employment Agreement, Ms. Trompeter will also be issued 1,000,000 restricted stock units of the Company ("RSUs"), 25% of which vested on January 15, 2024, and the remaining RSUs vest in equal quarterly installments beginning March 30, 2024 and ending December 31, 2025. Ms. Trompeter has deferred the vesting of the first tranche of RSUs.

Upon the occurrence of a Change of Control (as defined in the New Employment Agreement), or if the Change of Control occurs within eight months after the termination of Ms. Trompeter’s employment or by Ms. Trompeter for Good Reason (as defined in the New Employment Agreement), Ms. Trompeter shall be entitled to certain benefits described in further detail in the New Employment Agreement.

The New Employment Agreement also contains customary provisions regarding confidentiality, noncompetition and cooperation.

The above description of the New Employment Agreement is qualified in its entirety by reference to the full text of the New Employment Agreement, a copy of which is filed as Exhibit 10.1, to this Report on Form 8-K and the contents of which are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Employment Agreement between the Company and Patricia Trompeter, dated January 15, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 19, 2024

SPHERE 3D CORP.

By:	/s/ Kurt Kalbfleisch
Kurt Kalbfleisch
Chief Financial Officer